UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 4, 2018

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 258-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2018, CCUR Holdings, Inc. (the “Company” or “we”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (the “ Nasdaq Listing Qualifications Department”) notifying us that the Nasdaq Listing Qualifications Department believes that the Company is a “public shell” and that the continued listing of the Company’s common stock on the Nasdaq Global Market is no longer warranted. According to the letter, the Nasdaq Listing Qualifications Department believes that the Company no longer has an operating business following the closing of the sale of the “content delivery and storage” assets to Vecima Networks Inc. and “that purchasers of the Company’s securities do not know what the operating business of the Company will be in the future.” The Nasdaq Listing Qualifications Department further informed the Company that, in accordance with Listing Rule 5101, unless the Company requests an appeal of Nasdaq Listing Qualifications Department’s determination, the Company’s common stock will be suspended from trading on the Nasdaq Global Market at the opening of business on January 15, 2018.

The Company disputes the Nasdaq Listing Qualifications Department’s determination that (i) the Company is a “public shell” and (ii) the continued listing of the Company’s common stock on the Nasdaq Global Market is no longer warranted. Accordingly, we have taken the necessary steps to appeal the Nasdaq Listing Qualifications Department’s determination to delist our securities from the Nasdaq Global Market System by requesting a hearing before a Nasdaq Listing Qualifications Panel and tendering the appropriate fee. As of the date of this report, no hearing date has been set for the Company’s appeal. The Company’s common stock will continue to trade on the Nasdaq Global Market until the Company’s appeal is adjudicated. There can be no assurances that the Company’s appeal of the Nasdaq Listing Qualifications Department’s determination will be successful. During the pendency of the Company’s appeal of the Nasdaq Listing Qualifications Department’s determination, the board of directors of the Company and its investment committee will continue to evaluate options to maximize the value of the Company’s assets, including opportunities to invest in or acquire one or more operating businesses that provide opportunities for appreciation in value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2018

CCUR HOLDINGS, INC.

(Registrant)

By:	/s/ Warren Sutherland
Warren Sutherland
Chief Financial Officer